UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 31, 2006
Date of Report (Date of Earliest Event Reported)

RUBINCON VENTURES INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE	000-29429	98-0200798
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1313 East Maple Street, Suite 223
Bellingham, Washington, USA	98225
(Address of principal executive offices)	(Zip Code)

(360)-685-4240
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (14 CFR 240.13e -4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Not applicable.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Not Applicable

ITEM 1.03	BANKRUPTCY OR RECEIVERSHIP

Not Applicable

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Not Applicable

ITEM 2.04	TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Not Applicable

ITEM 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Not Applicable

ITEM 2.06	MATERIAL IMPAIRMENTS

Not Applicable

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Not Applicable

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

Not Applicable

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Not Applicable

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The Registrant has replaced its certifying accountant.

Its previous certifying accountants, Madsen & Associates, CPA’s Inc., of Murray, Utah, have been replaced by its new certifying accountants James Stafford Chartered Accountants, of Vancouver, British Columbia.

The change was made because of the Registrant’s geographical proximity to the auditors.

Madsen & Associates, CPA’s Inc. did not decline to stand for re-election and resigned at the request of the Registrant. Madsen & Associates, CPA’s Inc. did not, for either of the past two years or to the date of the change of certifying accountant, produce a report on the financial statements of the Registrant which contained an adverse opinion or disclaimer of opinion. Their reports were not modified as to uncertainty, audit scope or accounting principles.

The decision to change certifying accountants was approved by resolution of the directors of the Registrant effective the 31st day of January, 2006.

For either of the past two years and to the date of the change in certifying accountant, there were no reportable events as described in Regulation S-K 229.304(a)(1)(v) . There were no disagreements, for either of the past two years and to the date of the change of certifying accountant, with Madsen & Associates, CPA’s Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of any kind, including any which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Madsen & Associates, CPA’s Inc. was not, prior to its appointment or in the previous two most recent fiscal years of the Registrant, consulted by the Registrant as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements and neither written nor oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting for an auditing or financial reporting issue.

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Not Applicable

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Not Applicable

ITEM 5.04	TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable

ITEM 5.05	AMENDMENTS TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable

SECTION 6 – [RESERVED]

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE

Not Applicable

SECTION 8 – OTHER EVENTS

ITEM 8.01	OTHER EVENTS

Not Applicable.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable

Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov.

EXHIBITS

16.1	Letter from former certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBINCON VENTURES INC.

Date: January 31, 2006	By:	/s/“Guy Peckham”

	Title:	Guy Peckham
President and Director